• • • • • • • • • • • • • • • • • •

5

COMMODITY OFFICE ASSETS  New or recently redeveloped properties that command premium rents and enjoy higher occupancy  Located in the best markets and submarkets with close proximity to thriving and dynamic neighborhoods  Highly-amenitized including on-site retail & food, activated outdoor space, collaboration & meeting space, state-of-the art fitness options with locker rooms  Inspired design and efficient systems and floorplates are becoming gating factors for increasingly discerning customers LIFESTYLE OFFICE ASSETS × Older vintage assets with few or no in-building amenities and limited outdoor activation × Proximity to single-use office districts with challenging walkability and post work entertainment options × Dated designs as well as inefficient building systems and floorplates with bland common areas × Fundamental interior features – low ceiling heights, small windows, etc. – are uneconomic to change or improve through redevelopment × Inconvenient and exposed surface parking Companies are recognizing the importance of desirable office space in recruitment, retention and culture Large portions have become obsolete and unleasable – eventually will be redeveloped into another use

RECENTLY COMPLETED REDEVELOPMENTS IN-PROCESS REDEVELOPMENT

BANK OF AMERICA ANALYSIS OF PORTFOLIO QUALITY1

CLASS A ASKING RENT ($/SF)1,2

            

FLIGHT TO QUALITY

DOMESTIC NET MIGRATION 20241 2024 OFFICE-USING EMPLOYMENT GROWTH2

HISTORICAL POPULATION GROWTH1

QUARTERLY U.S. LEASING ACTIVITY1 (MM SF)

U.S. OFFICE INVENTORY1 (MM SF)

LEASE EXPIRATIONS BY YEAR1

COUSINS PORTFOLIO OCCUPANCY vs LEASED1

COUSINS INCREASE IN 2ND GENERATION CASH NET RENT1

ASSET RECYCLING1

CURRENT DEVELOPMENT PIPELINE NASHVILLE

2024 NEW INVESTMENTS

NET DEBT/EBITDA1

FFO/SHARE GROWTH 2022 VERSUS 20251

OFFICE REIT COMMON DIVIDEND GROWTH (2019 vs CURRENT)1 COUSINS’ FAD PAYOUT RATIO2

NET ASSET VALUE APPRECIATION PER GREEN STREET1

3344 Peachtree Road NE Suite 1800 Atlanta, GA 30326 Executive Vice President and Chief Financial Officer gadzema@cousins.com 404.407.1116 Vice President, Finance and Investor Relations rimbeaux@cousins.com 404.407.1104

Cousins







INVESTOR PRESENTATION

May 2025

WHY COUSINS?

PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO	• 100% Sun Belt / 100% Class A / 2011 average year built[1] • 69% of portfolio delivered or redeveloped since 2010[2] • CUZ asking rents 16% higher than pre-pandemic levels and 24% higher than Class A avg[3,4]
BENEFITING FROM POWERFUL OFFICE TRENDS	• Flight to quality driving demand for newer, highly-amenitized assets[5] • Sun Belt migration leading to outsized population and job growth[6] • Record low groundbreakings should create shortage of new, high-quality office space[7]
POSITIONED FOR ORGANIC GROWTH	• Modest lease expirations well below office sector average[8] • Near-term occupancy upside from recent success backfilling prior move-outs[9] • Rolled-up cash rents 9.9% on average over the past five years[10]
STRATEGIC CAPITAL ALLOCATION CREATES GROWTH OPPORTUNITIES	• Recycled approximately $1.2 billion of older assets during COVID pandemic[10] • Sourced over $1 billion of compelling new investment opportunities in 2024[10] • Attractive development pipeline of 916K SF[11] and land bank supporting 5.1MM SF[12]
BALANCE SHEET PRIMED FOR OPPORTUNITIES	• Simple strategy with $967 million of liquidity[13] • Leverage 4.9x Net Debt/EBITDA is the lowest in the office sector[14] • Investment grade credit ratings from Moody's and S&P
TRACK RECORD OF SUCCESS	• Forecasted earnings growth despite interest rate headwinds[10] • Increased dividend 10% since COVID while maintaining conservative payout ratio[15] • NAV growth has consistently outperformed peer average since 2017[16]

COUSINS AT A GLANCE

The Preeminent Sun Belt Office REIT

NOI By Market[1]



Dallas
2%
Nashville[2]
Charlotte
11%
Phoenix
7%
Atlanta
32%
Austin
36%
Houston
4%
Tampa
8%



21.3MM SF
portfolio[3]



92.1%
leased[3]



2011
average year built[3]



69%
of portfolio developed or redeveloped since 2010[3,4]



916K SF
development pipeline[5]



5.1MM SF
land bank[6]

PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

Lifestyle Office has Emerged as a Distinct and Desirable Property Type

LIFESTYLE OFFICE ASSETS

- ✓ **New or recently redeveloped** properties that command premium rents and enjoy higher occupancy
- ✓ Located in the best markets and submarkets with close proximity to **thriving and dynamic neighborhoods**
- ✓ **Highly-amenitized** including on-site retail & food, activated outdoor space, collaboration & meeting space, state-of-the art fitness options with locker rooms
- ✓ **Inspired design** and **efficient systems and floorplates** are becoming gating factors for increasingly discerning customers

Companies are recognizing the importance of desirable office space in recruitment, retention and culture

COMMODITY OFFICE ASSETS

- ✕ **Older vintage assets** with few or no in-building amenities and limited outdoor activation
- ✕ Proximity to single-use office districts with **challenging walkability** and post work entertainment options
- ✕ **Dated designs** as well as **inefficient building systems and floorplates** with bland common areas
- ✕ Fundamental interior features – **low ceiling heights, small windows, etc.** – are uneconomic to change or improve through redevelopment
- ✕ Inconvenient and exposed **surface parking**

Large portions have become obsolete and unleasable – eventually will be redeveloped into another use

PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

Amenity-Rich Trophy Assets in Leading Sun Belt Markets



300 COLORADO
Austin



BUCKHEAD PLAZA
Atlanta



HEIGHTS UNION
Tampa



725 PONCE
Atlanta


STIR

THE RAILYARD
Charlotte



100 MILL
Phoenix

PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

Outdoor Spaces to Collaborate and Enhance the Work Experience









PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

State-of-the-Art Fitness and Wellness Centers




WELLNESS
EXIT


AVALON



PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

On-Site Retail and Food and Beverage Amenities that Promote Live-Work-Play






DRINK



PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

Select Repositioning of High-Quality Assets in Prime Locations

RECENTLY COMPLETED REDEVELOPMENTS



PROMENADE TOWER
Midtown Atlanta



PROMENADE CENTRAL
Midtown Atlanta



TEMPE GATEWAY
Tempe Phoenix

IN-PROCESS REDEVELOPMENT



HAYDEN FERRY
Tempe Phoenix



PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

Cousins Portfolio Quality Ranks at the Top of Office REIT Peers

BANK OF AMERICA ANALYSIS OF PORTFOLIO QUALITY[1]



60
50
40
30
20
10
0
Rent Score
Build Score
Amenity Score
CUZ
BXP
PGRE
KRC
HIW
HPP
SLG
VNO
ESRT
DEI

"One needs to peel the onion back and look underneath the surface to truly understand the dynamics of the office sector, as quality continues to be a significant relative winner...Overall, high-quality office should continue to outperform, meaning investors need to truly understand the types of assets that will be relative winners."
- *Green Street, Office Insights 6/25/24*

PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

Command Premium Rents 24% Higher than Class A Average in Our Core Markets

CLASS A ASKING RENT ($/SF)[1,2]



ATLANTA
$36.22
$46.87
Total Market
Cousins
AUSTIN
$57.66
$62.11
Total Market
Cousins
CHARLOTTE
$40.55
$44.55
Total Market
Cousins
DALLAS
$38.15
$63.63
Total Market
Cousins
PHOENIX
$33.80
$52.06
Total Market
Cousins
TAMPA
$37.07
$47.45
Total Market
Cousins

BENEFITING FROM POWERFUL OFFICE TRENDS

Cousins is Well Positioned to Navigate the Current Office Sector Environment

Theme	Observation	Mitigant

Flight to quality	• Flight to quality is driving demand for newer, highly-amenitized assets
	• More than 60% of U.S. office vacancy is concentrated in 10% of the inventory[1]
	• Tenants now underwrite their landlord
		• Cousins is the landlord of choice within its markets
		  • Outstanding reputation, low leverage, largely unencumbered portfolio, ample liquidity
		• Cousins focuses on lifestyle office assets
		  • 69% developed/redeveloped since 2010[2]

Population migration	• Long-term Sun Belt migration trends accelerated during Covid and have remained in place after recovery	• Sun Belt markets continue to lead U.S. population and job growth • Cousins has operated in the Sun Belt since its founding in 1958 and has strong local operating platforms in each major market
Return to normal	• Remote working poses potential threat to demand dynamics for office space	• Return to office mandates continue to gain momentum and leasing activity is accelerating • Office users are increasingly encountering a shortage of new, desirable space that will likely persist in the intermediate term

BENEFITING FROM POWERFUL OFFICE TRENDS

Flight to Quality Intensifies and is Driving Demand for Newer, Highly-Amenitized Assets

FLIGHT TO QUALITY

Net Absorption Since COVID Onset[1]


2010-Present
133
2000s
-86
1990s
-62
1980s
-140
1970s
-57
1960s
-24
Before 1960
-53
Year of Delivery
-150
-100
-50
0
50
100
150
Net Absorption Since Covid-19 Onset (SF MM'S)

69% CUZ NOI
generated from assets developed or redeveloped since 2010[2]

Cousins

BENEFITING FROM POWERFUL OFFICE TRENDS

Sun Belt Migration is Leading to Outsized Population and Job Growth

DOMESTIC NET MIGRATION 2024[1]



Phoenix
Dallas
Austin
Houston
Nashville
Charlotte
Atlanta
Tampa

1. Texas +85k
2. North Carolina +82k
3. South Carolina +68k
4. Florida +64k
5. Tennessee +48k
6. Arizona +35k
7. Alabama +26k
8. Georgia +25k

47. Massachusetts -39k
48. New Jersey -45k
49. Illinois -84k
50. New York -217k
51. California -338k

2024 OFFICE-USING EMPLOYMENT GROWTH[2]



Charlotte 3.5%
Dallas 2.1%
Denver 2.0%
Raleigh 2.0%
Norfolk 1.5%
Greensboro 1.4%
Houston 1.4%
Triad 1.3%
Richmond 1.3%
Winston-Salem 1.2%
Pittsburg 1.1%
Austin 1.1%
Phoenix 0.8%
Washington, D.C. 0.8%
Miami 0.8%
Philadelphia 0.8%
Atlanta 0.7%
Orlando 0.7%
Seattle 0.6%
Los Angeles 0.5%

BENEFITING FROM POWERFUL OFFICE TRENDS

Long-Term Migration has Led to the Sun Belt Becoming a Top Destination for Businesses

HISTORICAL POPULATION GROWTH[1]



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Share of U.S. Population
31%
38%
Nearly 40% of the U.S. population now resides in the South
1970
1980
1990
2000
2010
2020
South
West
Midwest
Northeast

BENEFITING FROM POWERFUL OFFICE TRENDS

National Return to Office Supports Accelerating Leasing Activity

QUARTERLY U.S. LEASING ACTIVITY[1] (MM SF)



70
60
50
40
30
20
10
0
Leasing has outperformed the prior year for 6 consecutive quarters
50
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

BENEFITING FROM POWERFUL OFFICE TRENDS

New Office Supply is Shrinking and Should Create Shortage of New, High-Quality Space

U.S. OFFICE INVENTORY[1] (MM SF)



70
60
50
40
30
20
10
0
-10
-20
-30
-40
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025
Groundbreakings have fallen to all-time low
Inventory is shrinking as conversions accelerate
Groundbreakings
Inventory Removals

POSITIONED FOR ORGANIC GROWTH

Modest Lease Expirations Well Below Office Sector Average

LEASE EXPIRATIONS BY YEAR[1]



60%
50%
40%
30%
20%
10%
0%
Avg = 26.5%
17.3%
DEI
HPP
FSP
CDP
CIO
PGRE
HIW
PDM
OPI
VNO
KRC
ESRT
BDN
SLG
CUZ
DEA
BXP
2025
2026
2027

POSITIONED FOR ORGANIC GROWTH

Increase Occupancy from Contractual New Leasing

COUSINS PORTFOLIO OCCUPANCY vs LEASED[1]



96%
94%
92%
90%
88%
86%
84%
82%
Pre-COVID (1Q17-1Q20) Avg = 94% Leased
Pre-COVID Avg = 91% Occupancy
Potential upside
2.1% contractual upside from recent leasing
1Q17
1Q18
1Q19
1Q20
1Q21
1Q22
1Q23
1Q24
1Q25
% Occupied
% Leased

POSITIONED FOR ORGANIC GROWTH

Continue to Roll Up Existing Leases upon Expiration

COUSINS INCREASE IN 2ND GENERATION CASH NET RENT[1]



25%
20%
15%
10%
5%
0%
Avg = 9.9%
1Q17
1Q18
1Q19
1Q20
1Q21
1Q22
1Q23
1Q24
1Q25

STRATEGIC CAPITAL ALLOCATION CREATES GROWTH OPPORTUNITES

Recycled Approximately $1.2 Billion of Older Assets during COVID Pandemic

ASSET RECYCLING[1]


MM's
$1,000
$800
$600
$400
$200
$0
-$200
-$400
-$600
-$800
$138
$201
$533
2020
Total Dev. Starts
$567MM
Avg Initial Rev.
Recognition
3Q23
Total Acquisitions
$646MM
Avg Year Built
2019
Total Dispositions
$1.2BN
Avg Year Built
1991
$429
$445
$644
2021

Cousins

STRATEGIC CAPITAL ALLOCATION CREATES GROWTH OPPORTUNITIES

916K SF Active Development Delivering NOI Growth

CURRENT DEVELOPMENT PIPELINE

NEUHOFF





NASHVILLE

395K SF Office
55K SF Retail
542 MF Units

50% Ownership

Office 50% Leased[1]
MF 70% Leased[1]

$295MM
CUZ Investment[2]

2026 Stabilization







STRATEGIC CAPITAL ALLOCATION CREATES GROWTH OPPORTUNITIES

Sourced over $1 Billion of Compelling New Investments in Core Sun Belt Markets in 2024

2024 NEW INVESTMENTS

Property Acquisition
$521.8MM



SAIL TOWER
Austin

Property Acquisition
$328.5MM



VANTAGE SOUTH END
Charlotte

JV Property Acquisition
$16.7MM[1]



PROSCENIUM
Atlanta

Mezz Loan Acquisition
$12.5MM[1]
Paid off Mar. '25



RADIUS
Nashville

Mezz Loan Acquisition
$14.7MM[1]



110 EAST
Charlotte

Loan Acquisition
$138MM
Paid off Jan. '25



SAINT ANN COURT
Dallas

STRATEGIC CAPITAL ALLOCATION CREATES GROWTH OPPORTUNITIES

Land Bank Supports 5.1MM SF[1] of Additional New Development

ATLANTA

887 WEST PEACHTREE



MIDTOWN
700K SF

3354 PEACHTREE



BUCKHEAD
740K SF

715 PONCE



MIDTOWN
200K SF

AUSTIN

DOMAIN CENTRAL



DOMAIN
900K SF

DOMAIN POINT



DOMAIN
600K SF

CHARLOTTE

SOUTH END STATION



SOUTH END
585K SF

303 TREMONT



SOUTH END
560K SF

DALLAS

LEGACY UNION TWO / THREE



LEGACY
600K SF

TAMPA

CORPORATE CENTER V



WESTSHORE
180K SF

BALANCE SHEET PRIMED FOR OPPORTUNITIES

Low Leverage with Substantial Liquidity

NET DEBT/EBITDA[1]



$967 Million Liquidity[2]
Avg = 7.9x
4.9x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
HPP
SLG
OPI
PGRE
VNO
BDN
BXP
DEA
PDM
CIO
FSP
KRC
HIW
CDP
ESRT
CUZ

TRACK RECORD OF SUCCESS

Forecasted Earnings Growth Despite Interest Rate Headwinds

FFO/SHARE GROWTH 2022 VERSUS 2025[1]



20%
0%
-20%
-40%
-60%
-80%
-100%
2.6%
Avg = -31.4%
HPP
OPI
FSP
ONL
BDN
PGRE
VNO
PDM
DEI
CIO
SLG
HIW
KRC
BXP
DEA
ESRT
CUZ
CDP

TRACK RECORD OF SUCCESS

Attractive Dividend Growth while Maintaining Conservative Payout Ratio

OFFICE REIT COMMON DIVIDEND GROWTH (2019 vs CURRENT)[1]


20%
0%
-20%
-40%
-60%
-80%
-100%
10.3%
Median Cut
-72%
PGRE CMCT HPP PDM OPI FSP VNO ESRT CIO DEA DEI BDN SLG BXP HIW CUZ CDP KRC

COUSINS' FAD PAYOUT RATIO[2]


80%
60%
40%
20%
0%
67%
66%
63%
71%
72%
77%
71%
2019
2020
2021
2022
2023
2024
2025 YTD

TRACK RECORD OF SUCCESS

Premier Sun Belt Portfolio and Development Expertise Drive Relative NAV Performance

NET ASSET VALUE APPRECIATION PER GREEN STREET[1]



30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
CUZ
Non-Gateway Peer Avg
Gateway Peer Avg
-16%
-37%
-55%
1Q17
1Q18
1Q19
1Q20
1Q21
1Q22
1Q23
1Q24
1Q25

MEET OUR EXECUTIVE TEAM

Stable, Experienced Leadership



M. Colin Connolly
President and Chief Executive Officer



Gregg D. Adzema
Executive Vice President and Chief Financial Officer



Kennedy Hicks
Executive Vice President and Chief Investment Officer, Managing Director – Atlanta

Richard Hickson
Executive Vice President, Operations





John S. McColl
Executive Vice President, Development

Pamela F. Roper
Executive Vice President, General Counsel and Corporate Secretary





APPENDIX

Cousins

ATLANTA

Market Snapshot


AVALON
NORTHPARK
MERIDIAN MARK
3350 PEACHTREE
3348 PEACHTREE
BUCKHEAD PLAZA
3344 PEACHTREE
TERMINUS
PROMENADE TOWER
PROSCENIUM
PROMENADE CENTRAL
SPRING & 8TH
120 WEST TRINITY
725 PONCE
MEDICAL OFFICES AT EMORY
75
285
85
20
marta


Submarket Concentration[2]
Buckhead 42%
Midtown 40%
Central Perimeter 11%
North Fulton 7%


Industry Concentration[4]
Technology 25%
Financial Services 23%
Professional Services 10%
Real Estate 10%
Consumer Goods and Services 8%
Legal Services 8%
Other 6%
Healthcare 5%
Insurance 3%
Construction 2%


8.6MM
Total Square Feet[1]


88%
Leased[1]


$46.87
Average Asking Rent[3]

AUSTIN

Market Snapshot



RESEARCH PARK PLAZA V
DOMAIN 10
DOMAIN 11
DOMAIN 2
DOMAIN 3
DOMAIN POINT
DOMAIN 12
DOMAIN 8
DOMAIN 7
DOMAIN 4
300 COLORADO
SAIL TOWER
COLORADO TOWER
ONE ELEVEN CONGRESS
SAN JACINTO CENTER
THE TERRACE



Submarket Concentration[2]
Northwest 2%
Southwest 7%
Domain 38%
CBD 53%



Industry Concentration[4]
Marketing 2%
Other 4%
Professional Services 4%
Healthcare 2%
Consumer Goods and Services 7%
Financial Services 7%
Energy 8%
Legal Services 12%
Technology 54%



5.7MM
Total Square Feet[1]



95%
Leased[1]



$62.11
Average Asking Rent[3]

CHARLOTTE

Market Snapshot


77
277
29
74
W Trade St
N Graham St
W 5th St
S Graham St
W Morehead St
S Church St
S Tryon St
E Stonewall St
S Caldwell St
S McDowell St
FIFTH THIRD CENTER
550 SOUTH
VANTAGE
THE RAILYARD


Submarket Concentration[2]
South End
57%
Uptown
43%


Industry Concentration[4]
Financial Services
35%
Legal Services
14%
Insurance
15%
Other
10%
Consumer Goods and Services
9%
Professional Services
8%
Real Estate
5%
Transportation
4%


2.1MM
Total Square Feet[1]


91%
Leased[1]


$44.55
Average Asking Rent[3]

TAMPA

Market Snapshot


589
580
589
580
92
574
574
HARBORVIEW PLAZA
92
41
45
CORPORATE CENTER
HEIGHTS UNION
275
THE POINTE
275
275
275
60
60
60


Westshore
80%
Submarket Concentration²
CBD
20%


Real Estate
5%
Professional Services
7%
Healthcare
26%
Financial Services
8%
Consumer Goods and Services
8%
Industry Concentration⁴
Other
13%
Legal Services
10%
Insurance
11%
Technology
12%


2.0MM
Total Square Feet¹


96%
Leased¹


$47.45
Average Asking Rent³

PHOENIX

Market Snapshot



202
Salt River
W Rio Salado Pkwy
HAYDEN FERRY
E Rio Salado Pkwy
111 WEST RIO
100 MILL
TEMPE GATEWAY
W 3rd St
Ash Ave
N Mill Ave
E 5th St



Tempe
100%
Submarket Concentration²



Marketing
3%
Real Estate
4%
Healthcare
4%
Consumer Goods and Services
4%
Transportation
6%
Other
15%
Professional Services
25%
Technology
39%
Industry Concentration⁴



1.6MM
Total Square Feet¹



94%
Leased¹



$52.06
Average Asking Rent³

DALLAS
Market Snapshot


LEGACY UNION
Dallas North Tollway
5950 SHERRY LANE
Dallas North Tollway
35E
635
75
75
635
35E
12
12
30


Submarket Concentration[2]
Legacy 66%
Preston Center 34%


Industry Concentration[4]
Energy 54%
Financial Services 23%
Professional Services 8%
Legal Services 6%
Other 5%
Real Estate 4%


516K
Total Square Feet[1]


97%
Leased[1]


$63.63
Average Asking Rent[3]

ENDNOTES

Page 2 - Why Cousins?

1. As of 31-Mar-2025.
2. Based on 1Q25 GAAP NOI. Includes ten assets that have undergone redevelopment in past seven years.
3. Based on CoStar average asking rents for same pool of Cousins assets from 4Q19 to 1Q25.
4. Source: CoStar. Represents weighted average gross rental rates of 4 & 5 star properties in our markets as of 31-Mar-2025; where net rents are quoted, estimated operating expenses are added to achieve gross rents.
5. See page 13 Benefiting from Powerful Office Trends.
6. See page 14 Benefiting from Powerful Office Trends.
7. See page 16 Benefiting from Powerful Office Trends.
8. See page 17 Benefiting from Powerful Office Trends.
9. See page 19 Positioned for Organic Growth.
10. Per Cousins' quarterly supplemental reports.
11. See page 22 Strategic Capital Allocation Creates Growth Opportunities.
12. Represents Cousins' estimate of developable SF, excluding redevelopment.
13. Represents availability under Cousins' Credit Facility and cash as of 31-Mar-2025.
14. Represents total debt, including Company's share of unconsolidated debt, net of cash, divided by quarterly Annualized Adjusted EBITDAre as reported in companies' most recent quarterly filings. Includes members of the FTSE NAREIT Equity Office Index that report EBITDA.
15. See page 27 Track Record of Success.
16. See page 28 Track Record of Success.

Page 3 - Cousins at a Glance

1. Represents Cousins' pro-rata share of 1Q25 NOI per 31-Mar-2025 filings.
2. Cousins is developing Neuhoff, a mixed-use project in Nashville, through a 50% owned joint venture.
3. As of 31-Mar-2025.
4. See endnote 2 for Page 2.
5. See page 22 Strategic Capital Allocation Creates Growth Opportunities.
6. See endnote 12 for Page 2.

Page 10 - Premier Sun Belt Lifestyle Office Portfolio

1. Source: BofA's proprietary quality assessment of US Office REITs published 11-July-2024, Green Street Office Insights.

Page 11 - Premier Sun Belt Lifestyle Office Portfolio

1. See endnote 4 for Page 2.
2. Cousins' asking rates represent only properties with space available for lease.

Page 12 - Benefiting from Powerful Office Trends

1. Source: JLL Research. Data as of 4Q 2023.
2. See endnote 2 for Page 2.

Page 13 - Benefiting from Powerful Office Trends

1. Source: JLL U.S. Office Market Dynamics 4Q 2024.
2. See endnote 2 for Page 2.

Page 14 - Benefiting from Powerful Office Trends

1. Source: U.S. Census Bureau Domestic Net Migration, July 2023-July 2024.
2. Source: Baird Equity Research. Twelve-month YoY change in office using employment for top 32 REIT markets as of 12/31/24 per BLS.

Page 15 - Benefiting from Powerful Office Trends

1. Source: U.S. Census Bureau Historical Population Change Data, 1910-2020.

Page 16 - Benefiting from Powerful Office Trends

1. Source: JLL U.S. Office Outlook 1Q 2025.

Page 17 - Benefiting from Powerful Office Trends

1. Source: JLL U.S. Office Outlook 1Q 2025.

Page 18 - Positioned for Organic Growth

1. Lease expirations as a percentage of total portfolio rent when available, otherwise percentage of square footage as reported in companies' most recent quarterly filings. Includes all members of the FTSE NAREIT Equity Office Index that report lease expirations.

Page 19 - Positioned for Organic Growth

1. Per Cousins' quarterly supplemental reports.

Page 20 - Positioned for Organic Growth

1. Per Cousins' quarterly supplemental reports.

Page 21 - Strategic Capital Allocation Creates Growth Opportunities

1. Per Cousins' quarterly supplemental reports.

Page 22 - Strategic Capital Allocation Creates Growth Opportunities

1. Represents leased percentage per 31-Mar-2025 filings.
2. Cousins' share of total estimated project costs per 31-Mar-2025 filings.

Page 23 - Strategic Capital Allocation Creates Growth Opportunities

1. Represents Cousins' share of initial investment. Cousins' total commitment at 110 East is $22.0MM,.

Page 24 - Strategic Capital Allocation Creates Growth Opportunities

1. See endnote 12 for Page 2.

Page 25 - Balance Sheet Primed for Opportunities

1. See endnote 14 for Page 2.
2. See endnote 13 for Page 2.

Page 26 - Track Record of Success

1. FFO/share growth based on 2025 guidance when available, otherwise analyst consensus.

Page 27 - Track Record of Success

1. Current dividend as of 2-May-2025.
2. Per Cousins' supplemental reports.

Page 28 - Track Record Of Success

1. Source: Green Street Weekly Pricing. Includes 12 office peers covered by Green Street for entire period. NAV estimates adjusted for splits and spin-offs per Green Street.

Appendix - Market Snapshots

1. Represents portfolio statistics of Company as reported in Cousins' 31-Mar-2025 quarterly supplement.
2. Calculation is based on pro-rata share of 1Q25 NOI of Cousins assets.
3. Source: CoStar. Represents most recent weighted average gross rental rates of Cousins' properties with space available for lease; where net rents are quoted, operating expenses are added to achieve gross rents.
4. Based on 1Q 2025 revenues. Management uses SIC codes when available along with judgment to determine tenant industry classification.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Certain matters contained in this report are "forward-looking statements" within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized herein. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, and objectives. Examples of forward-looking statements in this earnings release and supplemental information include the Company's guidance and underlying assumptions; projected capital expenditures; industry trends; future occupancy or volume and velocity of leasing activity; and entry into new markets. Any forward-looking statements are based upon management's beliefs, assumptions, and expectations of our future performance, taking into account information that is currently available. These beliefs, assumptions, and expectations may change as a result of possible events or factors, not all of which are known. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in forward-looking statements. Actual results may vary from forward-looking statements due to, but not limited to, the following: the risks and uncertainties related to the impact of changes in general economic and capital market conditions (on an international or national basis or within the markets in which we operate), including changes in inflation, changes in interest rates, supply chain disruptions, labor market disruptions (including changes in unemployment), dislocation and volatility in capital markets, and potential longer-term changes in consumer and customer behavior resulting from the severity and duration of any downturn, adverse conditions or uncertainty in the U.S. or global economy; risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases on favorable terms (and on anticipated schedules)); any adverse change in the financial condition or liquidity of one or more of our tenants or borrowers under our real estate debt investments; changes in customer preferences regarding space utilization; changes in customers' financial condition; the availability, cost, and adequacy of insurance coverage; competition from other developers, investors, owners, and operators of real estate; the failure to achieve anticipated benefits from intended or completed acquisitions, developments, investments, or dispositions; the cost and availability of financing, the effectiveness of any interest rate hedging contracts, and any failure to comply with debt covenants under credit agreements; the effect of common stock, debt, or operating partnership unit issuances; threatened terrorist attacks or sociopolitical unrest such as political instability, civil unrest, armed hostilities, or political activism and the potential impact of the same upon our day-to-day building operations; the immediate and long-term impact of the outbreak of a highly infectious or contagious disease on our and our customers' financial condition; risks associated with security breaches through cyberattacks, cyber intrusions, or otherwise; changes in senior management, the Board of Directors, or key personnel; the potential liability for existing or future environmental or other applicable regulatory requirements, including the requirements to qualify for taxation as a real estate investment trust; the financial condition and liquidity of, or disputes with, joint venture partners; material changes in dividend rates on common shares or other securities or the ability to pay those dividends; the impact of changes to applicable laws, including the tax laws impacting REITs and the impact of newly adopted accounting principles on our accounting policies and on period to period comparison of financial results; risks associated with climate change and severe weather events; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission ("SEC") by the Company. These forward-looking statements are not exhaustive, speak only as of the date of issuance of this report and are not guarantees of future results, performance, or achievements. Additional risk factors that could adversely affect our business and financial performance can be found in Part 1, Item 1A. Risk Factors, of our Annual Report on Form 10-K, and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, including Part II, Item 1A. Risk Factors, and are specifically incorporated by reference herein. The Company does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events, or other matters, except as otherwise required by law.



Cousins

Gregg Adzema
Executive Vice President and Chief Financial Officer
gadzema@cousins.com
404.407.1116

Roni Imbeaux
Vice President, Finance and Investor Relations
rimbeaux@cousins.com
404.407.1104

cousins.com
3344 Peachtree Road NE
Suite 1800
Atlanta, GA 30326